AMENDMENT
                                     TO THE
                              DECLARATION OF TRUST
                                       OF

                         BENHAM TARGET MATURITIES TRUST

                           Effective October 21, 1996

         WHEREAS, Section 1 of Article I of the Declaration of Trust provides that the Trustees may designate a new name for the Trust, or any Series, to be effective upon execution by a majority of the Trustees of an instrument setting forth the new names;

         WHEREAS, the Trustees have determined that it is appropriate and in the interests of the Trust to change the name of the Trust and its Series as set forth below;

         RESOLVED, that the Trust shall henceforth be known as the "American Century Target Maturities Trust";

         RESOLVED FURTHER, that the existing Series be renamed as follows (new language appears in boldface type, deleted language is struck through):

Former Name                                                  New Name
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Benham Target Maturities Trust:  2000 Portfolio                    American  Century  -  Benham  Target   Maturities
                                                                  Trust:  2000
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Benham Target Maturities Trust:  2005 Portfolio                    American  Century  -  Benham  Target   Maturities
                                                                  Trust:  2005
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Benham Target Maturities Trust:  2010 Portfolio                    American  Century  -  Benham  Target   Maturities
                                                                  Trust:  2010
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Benham Target Maturities Trust:  2015 Portfolio                    American  Century  -  Benham  Target   Maturities
                                                                  Trust:  2015
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Benham Target Maturities Trust:  2020 Portfolio                    American  Century  -  Benham  Target   Maturities
                                                                  Trust:  2020
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Benham Target Maturities Trust:  2025 Portfolio                    American  Century  -  Benham  Target   Maturities
                                                                  Trust:  2025
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Trustees of the Benham Target Maturities Trust

/s/ James M. Benham                       10/21/96          /s/ Ezra Solomon                          10/21/96
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James M. Benham*                          Date              Ezra Solomon*                             Date
/s/ Albert A. Eisenstat                   10/21/96          /s/ Isaac Stein                           10/21/96
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Albert A. Eisenstat*                      Date              Isaac Stein*                              Date
/s/ Ronald J. Gilson                      10/21/96          /s/ James E. Stowers III                  10/21/96
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Ronald J. Gilson*                         Date              James E. Stowers III*                     Date
/s/ Myron S. Scholes                      10/21/96          /s/ Jeanne D. Wohlers                     10/21/96
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Myron S. Scholes*                         Date              Jeanne D. Wohlers*                        Date
/s/ Kenneth E. Scott                      10/21/96
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Kenneth E. Scott*                         Date


*By:                                                                                        Date:  October 21, 1996
       /s/Douglas A. Paul
       Douglas A. Paul, Esq.
       Pursuant to Power of Attorney dated March 4, 1996